SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


          Date Report (Date of earliest event report): October 23, 1998


                        MAINSTREET FINANCIAL CORPORATION
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                     (Exact name of as specified in charter)


     Virginia                       0-8622                 54-1046817
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(State or other                  (Commission File       (IRS Employer
 jurisdiction of                  Number)               Identification No.)
incorporation)


                P. O. Box 4831, Martinsville, Virginia       24115-4831
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               (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code: 540-666-6724




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Item. 5  Other Events

On August 26, 1998, MainStreet Financial Corporation, ("MainStreet"), entered into a definitive agreement with BB&T Corporation, ("BB&T"), in which MainStreet will be acquired by BB&T. A registration statement will be filed with the Securities Exchange Commission in accordance with this transaction. In March 1998, MainStreet consummated its acquisition of Regency Financial Shares, Incorporated, ("Regency"), in Richmond, Virginia which was accounted for using the pooling of interests method of accounting. In order to reference MainStreet's 1998 Form 10-K in the registration statement to be filed with BB&T, MainStreet is submitting this Form 8-K to restate its consolidated financial statements for the years ended December 31, 1997, 1996 and 1995 to include Regency.




                                INDEX TO EXHIBITS


No.                    Description

23       Consent of Independent Accountants

27       Financial Data Schedule

99.1     Report of Independent Accountants

99.2     Financial Statements and Footnotes

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        MAINSTREET FINANICAL CORPORATION



Date:    October 23, 1998         By:  /s/ James E. Adams
                                       ----------------------------------
                                       James E. Adams
                                       Executive Vice President,
                                       Chief Financial Officer/Treasurer